Exhibit 99.1

IDENTIVE GROUP ANNOUNCES PRELIMINARY FIRST QUARTER 2012

RESULTS

SANTA ANA, Calif. and ISMANING, Germany, May 10, 2012 – Identive Group, Inc. (NASDAQ: INVE; Frankfurt: INV), a provider of products, services and solutions for the identification, security and RFID industries, today announced preliminary results for the fiscal first quarter (Q1), ended March 31, 2012. These results are subject to the completion of the review of the Company’s financial results for the quarter. Final results will be disclosed in the Company’s Quarterly Report on Form 10-Q.

“Our Q1 revenue performance was at the lower end of our expectations, reflecting typical seasonality, the absence of new contracts for the German national ID program, which contributed $2.9 million in the 2011 first quarter, and order deferrals from two large Transponder customers. Sales of our higher-margin enterprise security systems grew 10% due to a widening customer base in the U.S. and Europe, as well as a small amount of movement on delayed projects with some U.S. Government agencies. With the acquisition of Payment Solution AG in Germany and the expansion of our Cashless Betalen™ payment system in The Netherlands, our cashless payment business accounted for over 13% of our total non-GAAP revenue of $21.9 million in Q1 and further expanded our recurring revenue base,” said Ayman S. Ashour, chairman and chief executive officer of Identive Group, Inc. “Operating expense levels in Q1 reflected our continued investments for the near field communication, converged access and Software as a Service markets. As we enter Q2 we are encouraged by market reception for our NFC and SaaS offerings and by the build-up of our order book.”

Q1 results

As reported in accordance with U.S. generally accepted accounting principles (GAAP) and on a preliminary basis, revenue was $21.2 million in Q1 2012, compared with $22.4 million in Q1 2011 and $27.9 million in the fourth quarter (Q4) of 2011. By segment, revenue from Identity Management Services and Solutions was $12.7 million and revenue from ID Products was $8.5 million in Q1 2012. GAAP gross profit margin was 41% in Q1 2012, compared with 42% in Q1 2011 and 41% in Q4 2011. Net loss was $(6.2) million, or $(0.11)

/More

per share in Q1 2012. This compares to net loss of $(1.9) million, or $(0.04) per share in Q1 2011 and net loss of $(2.4) million, or $(0.04) per share in Q4 2011. Net loss in Q1 2012 included non-cash charges of $2.2 million, of which $0.9 million was primarily due to amortization expense related to acquisitions.

Non-GAAP revenue of $21.9 million in Q1 2012 includes the assumed breakage from consumer payment cards where, based on historical experience the likelihood of redemption is remote as well as timing differences on revenue associated with the personalization of preprinted payment cards and tags.

Non-GAAP gross profit margin was 45% in Q1 2012, compared with 46% in Q1 2011 and 45% in Q4 2011. Adjusted EBITDA was $(3.1) million in Q1 2012, compared with $(0.3) million in Q1 2011 and $0.2 million in Q4 2011. Non-GAAP gross profit margin excludes amortization and depreciation, overhead allocations, transition and acquisition costs and stock-based compensation and includes the assumed breakage from consumer payment cards where, based on historical experience the likelihood of redemption is remote as well as timing differences on revenue associated with the personalization of preprinted payment cards and tags. Adjusted EBITDA reflects EBITDA before stock-based compensation, adjustments to earn-out estimates, and acquisition, transition and integration costs, and includes the assumed breakage from consumer payment cards where, based on historical experience the likelihood of redemption is remote as well as timing differences on revenue associated with the personalization of preprinted payment cards and tags.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Cash and cash equivalents at March 31, 2012 were $13.3 million, compared with $17.2 million at December 31, 2011, reflecting expenditures of $1.5 million for capital equipment, $0.5 million for the purchase of the remaining shares of idOnDemand, $0.2 million related to the acquisition of Payment Solutions AG, $0.6 million for quarterly payments on financial liabilities and funding of operations.

Q1 2012 Business Highlights

Identive won several large projects in the government and critical infrastructure markets in Q1 2012, including:

•	Orders for 266,000 smart card readers for secure network logon for a U.S. Government agency;

•	Expansion of a contract for enterprise security systems valued at $1.6 million for an agency within the U.S. Department of Justice;

•	Expansion of a contract to secure switching facilities for a telecommunications company in the EMEA region; and

•

Selection to provide systems and professional services for a terminal access upgrade project at El Paso International Airport, which follows the Company’s earlier selections for similar projects at airports in Austin, Long Beach, Palm Springs, Sacramento and San Diego.

In March 2012, Identive launched important products in which the Company has made significant investments:

•

The next-generation Hirsch Identive access control system seamlessly bridges physical and IT infrastructures, enabling organizations to improve security, reduce data redundancy and comply with current and evolving information and physical security standards;

•	The TouchSecure line of readers enable customers to upgrade quickly their facilities to include integrated network access without added cost or disruption to existing physical access systems; and

•

Integrated solutions using Hirsch Identive’s new access control platform and the TouchSecure reader enable customers use NFC-enabled mobile phones as secure credentials to access their facilities and log on to computer networks.

“In recent months we have experienced increasing synergy between the different parts of our business in product development and sales, as we are now moving beyond the build-out of Identive’s component parts to focus on a shared approach in our target markets,” continued Ashour. “Changes in our organization and management are accelerating the marriage of innovation from our newer technology growth areas with our established sales channels and customer base.”

Conference Call and Webcast Information

Identive Group will host a conference call and webcast today at 9:00 AM Eastern Time, which can be accessed by dialing 866.271.0675 (toll free within the U.S.) or +1 617.213.8892 (for international callers) and using pass code 92881906. A webcast of the call that includes presentation slides can be accessed by visiting the investor relations section of the Company’s website at www.identive-group.com, and by clicking on “Presentations, Reports & Webcasts,” where it also will be archived for those unable to listen to the live webcast. An audio replay of the call also will be available for one week and can be accessed by dialing 888.286.8010 (toll free within the U.S.) or +1 617.801.6888 (for international callers) and using pass code 96548996.

About Identive Group

Identive Group, Inc. (NASDAQ: INVE; Frankfurt: INV) is focused on building the world’s signature company in Secure ID. The company’s products, software, systems and services address the markets for identity management, physical and logical access control, cashless payment, NFC solutions and a host of RFID-enabled applications for customers in the government, enterprise, consumer, education and healthcare sectors. Identive’s mission is to build a lasting business of scale and technology based on a combination of strong technology-driven organic growth and disciplined acquisitive expansion. The company delivers up-to-date information on its activity as well as industry trends through its industry-leading social media initiatives and educational resource, AskIdentive.com. For additional information, please visit www.identive-group.com or follow on Twitter at @IdentiveGroup.

Non-GAAP Financial Measures

Identive has provided in this release selected preliminary financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP revenue, gross profit margin, and adjusted EBITDA. Identive uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Identive’s ongoing operational performance. Identive believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. As noted, the preliminary non-GAAP financial results discussed above add back or exclude various items which are detailed in the reconciliation table contained within this release. Assumed breakage from consumer payment cards where, based on historical experience the likelihood of redemption is remote, relates to our Payment Solutions AG business and timing differences related to cards and tags relates to the two-step process under which preprinted customized payment cards and tags are provided to customers for subsequent personalization for their end-users. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed in this release.

Note Regarding Forward Looking Information:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “plans,” “will,” “intends,” “expects,” and similar references to the future. Examples of such statements include, without limitation, statements we make regarding our preliminary results for Q1 2012, our expectations regarding continued demand for our products, solutions and services, our expectations regarding market acceptance of our NFC and SaaS offerings, our ability to achieve results from increased investment in R&D, our ability to capitalize on our technology portfolio, and our expectations for future growth and profitability. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance and are subject to a number of risks and uncertainties, many of which are outside our control, which could cause our actual business and operating results to differ. Factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to grow our company based on a strategy of providing products, components and services for the secure identification market; to successfully develop and commercialize new products and solutions that satisfy the evolving and increasingly complex requirements of customers; whether the markets in which we participate or target may grow, converge or standardize at anticipated rates or at all, including the markets that we are targeting; our ability to successfully integrate acquired businesses; our ability to successfully compete in the markets in which we participate or target; and general global political and economic factors which are beyond our control but may unduly impact our markets and our business. For a discussion of further risks and uncertainties related to our business, please refer to our public company reports, including our Annual Report on Form 10-K for the year ended December 31, 2011 and subsequent reports filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information available to us on the date hereof, and we assume no obligation to update such statements.

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All trade names are trademarks or registered trademarks of their respective holders.

Contacts:
Darby Dye	Lennart Streibel
+1 949 553-4251	+49 89 9595 5195
ddye@identive-group.com	lstreibel@identive-group.com

– FINANCIALS FOLLOW –

IDENTIVE GROUP, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited; preliminary)

	Three Months Ended (A)
	March 31, 2012	December 31, 2011	March 31, 2011
Net revenue	$21,206	$27,924	$22,420
Cost of revenue	12,468	16,546	13,040

Gross profit	8,738	11,378	9,380
Operating expenses:
Research and development	2,491	2,202	1,158
Selling and marketing	7,008	6,131	5,009
General and administrative	5,953	5,228	5,256

Total operating expenses	15,452	13,561	11,423

Loss from operations	(6,714)	(2,183)	(2,043)
Other income	—	7	230
Interest, net	(291)	(244)	(291)
Foreign currency gains, net	220	—	199

Loss before income taxes and non-controlling interest	(6,785)	(2,420)	(1,905)
Benefit (provision) for income taxes	179	(109)	22

Consolidated net loss	(6,606)	(2,529)	(1,883)

Less: net loss attributable to non-controlling interest	377	132	21
Net loss attributable to Identive Group, Inc.	(6,229)	(2,397)	(1,862)

Basic and diluted loss per share attributable to Identive Group, Inc.	$(0.11)	$(0.04)	$(0.04)

Weighted average shares used to compute basic and diluted loss per share	58,599	57,574	47,741

(A)	Results for the three months ended March 31, 2012 include the operating results of acquired companies since their respective dates of acquisition. Results of other periods presented in the table above may not fully include the operating results of these business units; as a result, the amounts in the table are not comparable.

IDENTIVE GROUP, INC.

Condensed Consolidated Balance Sheets

(In thousands; preliminary)

	March 31, 2012	December 31, 2011
	(unaudited)	(B)
ASSETS
Current assets:
Cash and cash equivalents	$13,339	$17,239
Accounts receivable, net of allowances	13,472	13,578
Inventories	10,385	9,263
Other current assets	2,740	2,426

Total current assets	39,936	42,506
Property and equipment, net	8,680	6,699
Goodwill	73,395	58,404
Intangible assets, net	38,476	36,001
Other assets	548	501

Total assets	$161,035	$144,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,881	$11,941
Liability to related party	1,528	1,076
Liability for consumer cards	5,805	—
Financial liabilities	1,618	884
Deferred revenue	3,283	2,085
Accrued compensation and related benefits	4,075	3,527
Other accrued expenses and liabilities	8,375	6,249

Total current liabilities	38,565	25,762
Long-term earn-out liability	6,094	5,663
Long-term liability to related party	7,210	7,303
Long-term financial liabilities	4,901	1,189
Deferred tax liability	6,361	6,094
Other long-term liabilities	929	629

Total liabilities	64,060	46,640

Total equity	96,975	97,471

Total liabilities and stockholders’ equity	$161,035	$144,111

(B)	The condensed consolidated balance sheet has been derived from the audited consolidated financial statements at December 31, 2011 but does not include all the information and footnotes required by U.S. generally accepted accounting principles for complete financial statements.

IDENTIVE GROUP, INC.

Reconciliation of GAAP and Non-GAAP Financial Information

(In thousands)

(unaudited)

	Three Months Ended
	March 31, 2012	December 31, 2011	March 31, 2011
Reconciliation of GAAP revenue and non-GAAP revenue
GAAP revenue	$21,206	$27,924	$22,420
Assumed breakage income from consumer payment cards	375	—	—
Short-term timing differences related to personalization of preprinted cards and tags	285	—	—

Total reconciling items included in non-GAAP revenue	660	—	—

Non-GAAP revenue	$21,866	$27,924	$22,420

Reconciliation of GAAP gross profit margin and non-GAAP gross profit margin
GAAP cost of revenue	$12,468	$16,546	$13,040
Overhead allocation	—	(701)	(508)
Short-term timing differences related to personalization of preprinted cards and tags	178	—	—
Stock-based compensation	(8)	(14)	(4)
Transition and integration costs	(10)	62	(182)
Amortization and depreciation	(508)	(664)	(321)

Total reconciling items included in GAAP cost of revenue	(348)	(1,317)	(1,015)

Non-GAAP cost of revenue	$12,120	$15,229	$12,025

Non-GAAP gross profit margin	45%	45%	46%

Reconciliation of GAAP operating expenses and non-GAAP expenses
GAAP operating expenses	$15,452	$13,561	$11,423
Overhead allocation	—	701	508
Stock-based compensation	(513)	(378)	(216)
Adjustment to earn-out estimate	(412)	(260)	—
Amortization and depreciation	(966)	(904)	(788)
Acquisition costs	(177)	(143)	(154)
Transition and integration costs	(579)	(94)	(39)

Total reconciling items included in GAAP operating expenses	(2,647)	(1,078)	(689)

Non-GAAP expenses	$12,805	$12,483	$10,734

Continued on next page

IDENTIVE GROUP, INC.

Reconciliation of GAAP and Non-GAAP Financial Information

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	March 31, 2012	December 31, 2011	March 31, 2011
Reconciliation of GAAP net loss to adjusted EBITDA gain (loss)
Net loss attributable to Identive Group, Inc.	(6,229)	(2,397)	(1,862)
Assumed breakage income from consumer payment cards	375	—	—
Short-term timing differences related to personalization of preprinted cards and tags	107	—	—
Provision (benefit) for income taxes	(179)	109	(22)
Net loss attributable to non-controlling interest	(377)	(132)	(21)
Interest expense, net	291	244	291
Foreign currency gains, net	(220)	—	(199)
Other expense (income), net	—	(7)	(230)
Stock-based compensation	521	392	220
Adjustment to earnout estimate	412	260	—
Amortization and depreciation	1,474	1,568	1,109
Acquisition costs	177	143	154
Transition and integration costs	589	32	221
Total reconciling items included in GAAP net loss	3,170	2,609	1,523

Adjusted EBITDA gain (loss)	$(3,059)	$212	$(339)

Reconciliation of GAAP net loss to GAAP net income (loss) before amortization
Net loss attributable to Identive Group, Inc.	$(6,229)	$(2,397)	$(1,862)
Reconciling items included in GAAP net loss:
Amortization expense	935	1,165	787

Total reconciling items included in GAAP net loss	935	1,165	787

Net income (loss) attributable to Identive Group, Inc., before amortization	$(5,294)	$(1,232)	$(1,075)

Weighted average shares used to compute basic and diluted loss per share	58,599	57,574	47,741
Basic and diluted net loss per share attributable to Identive Group, Inc.:
Net earnings (loss) per share before amortization	$(0.09)	$(0.02)	$(0.02)